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                                                                  EXHIBIT 10.14A
                                 LEASE GUARANTY

        In order to induce HEWSON /DESOTO PARTNERS, LLC, ("Landlord") to execute a certain Lease Agreement dated as of November 15, 1999 (the "Lease") between Landlord and WILLIAMS-SONOMA RETAIL SERVICES, INC., a California corporation ("Tenant"), covering certain premises situated in the City of Olive Branch, Mississippi described on Exhibit "A" hereto, the undersigned (hereinafter referred to as "Guarantor") hereby guarantees unto Landlord the payment and performance of (a) all of the Basic Rent, Additional Rent (as such terms are defined in the Lease) and other sums or charges which may ever become due and payable by Tenant under the Lease, including, without limitation, rent that becomes due and payable by reason of the exercise of any power to accelerate granted to Landlord under the Lease, (collectively, the "Rents"), and any damages or other sums that become payable on account of any default by Tenant under the Lease, and the Company Payments (as defined in the Lease) due Landlord thereunder, and (b) all of the other obligations, liabilities and duties of Tenant under the Lease [the Rents, Company Payments and other obligations, liabilities and duties described in the foregoing clauses (a) and (b) being hereinafter collectively referred to as the "Obligations"].

        Upon the occurrence of an event of a default by Tenant in the payment or performance of any of the Obligations, Guarantor shall on demand pay the amount due to Landlord and perform all of the other Obligations of Tenant with respect to which Tenant is then in default. For the purposes hereof, the term "Tenant" shall include any assignee of Tenant and the term "Lease" shall include any amendment of the Lease effected by Landlord and Tenant. Notwithstanding anything contained herein to the contrary, Guarantor's obligations shall be limited to those provided herein.

        Landlord shall not be required, before invoking the benefits of this guaranty, to institute suit against or exhaust its remedies with respect to Tenant or any other person liable for the Obligations or to enforce its rights with respect to any security which shall have ever been given to secure the payment and performance of the Obligations; and the obligations of Guarantor hereunder shall not be released or impaired in any way by any action for the collection or enforcement of the Obligations, or any failure of Landlord to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations. Suit may be brought and maintained against Guarantor without the joinder of Tenant or any other person, and in the event that there is more than one (1) guarantor of the Obligations, Landlord may
(a) bring suit against all guarantors jointly and severally or against any one or more of them, (b) compromise or settle with any one or more of such guarantors for such consideration as Landlord may deem proper, and (c) release one or more of the guarantors from liability without impairing the liability of the guarantors not so released; and no action brought by Landlord against any guarantor of the Obligations shall impair the right of Landlord to bring suit against any remaining guarantor or guarantors, including Guarantor hereunder.

        The obligations of Guarantor shall be irrevocable and unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Lease or any security given for the Obligations or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor, and Guarantor waives the benefit of all principles or



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provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this guaranty, and agrees that the obligations of Guarantor shall not be affected by any circumstances, whether or not referred to in this guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Specifically, Guarantor waives the benefits of any rights of sureties and guarantors under the laws of the State of Mississippi. Without limiting the generality of the foregoing Guarantor agrees that Landlord may, in its sole and absolute discretion, without notice to or consent by Guarantor, and without in any way releasing or impairing any liability or obligation of Guarantor hereunder (a) waive compliance by Tenant with any of its Obligations or covenants under the Lease or waive any default thereunder, or grant any other indulgence with respect to the Lease, (b) modify, amend or change any provision of the Lease, (c) grant extensions or renewals of the Lease or the Obligations, or effect any release, compromise or settlement in connection therewith, including any release of the liability of Tenant or any guarantor or other person liable on the Obligations or any part thereof, (d) transfer its interest in the premises covered by the Lease or its rights under this guaranty (including specifically the anticipated assignment of certain of Landlord's rights under this guaranty and the Lease to the Mississippi Business Finance Corporation as issuer ("Issuer") of its $42,500,000 Taxable Industrial Development Revenue Bonds, Series 1999 (Hewson/Desoto Partners, L.L.C. Project) ("Bonds") pursuant to an Assignment of Rents and Leases (the "Assignment"), which will in turn be assigned by the Issuer to First Tennessee Bank National Association as trustee ("Trustee") for the holders of the Bonds pursuant to a Trust Indenture of even date herewith between Issuer and Trustee and the conveyance and assignment by Landlord to Hewson/Phase II Partners, L.L.C. of the premises and of its rights under the Lease, (e) consent to the assignment by Tenant of its rights under the Lease, and (f) deal in all respects with Tenant and the Obligations as if this guaranty were not in effect. Guarantor further waives (1) acceptance or notices of acceptance of this guaranty, (2) notices to Guarantor of any kind in any circumstances whatsoever, including, without limitation, notice of dishonor and, except as otherwise herein provided, notice of any default by Tenant under the Lease and all waivers or indulgences granted by Landlord to Tenant under the Lease, and (3) diligence, presentment and suit on the part of Landlord in the enforcement of any of the Obligations.

        This guaranty shall be enforceable despite any exculpation from liability granted to Tenant under the Lease, with the same force and effect as if no such exculpation from liability had been granted to Tenant.

        Guarantor agrees to pay the reasonable attorneys' fees and all other costs and expenses incurred by Landlord in order to enforce its rights under this guaranty.

        In the event any payment by Tenant to Landlord is held to constitute a preference under the bankruptcy laws, or if for any other reason Landlord is required to refund such payment or pay the amount thereof to any other party, such payment by Tenant to Landlord shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Landlord upon demand.



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        Until the Obligations have been paid in full, Guarantor shall not have any right of subrogation unless such right is expressly granted in writing by Landlord.

        Landlord shall apply all payments received by it from Tenant, Guarantor or any other guarantor under any other instrument, or realized by it from any security as follows: first, to payment of Basic Rent then due and payable; second, to payment of Additional Rent then due and payable; third, to payment of any damages or other sums then payable on account of any default by Tenant; fourth, to payment of Company Payments then due and payable; and fifth, to payments of any Obligations then due and payable.

        All the obligations of Guarantor arising hereunder shall be binding on its successors and assigns. The word "person" as used herein includes natural persons and entities of all kinds.

        This guaranty shall be construed in accordance with and governed by the laws of the State of Mississippi.

        EXCEPT TO THE EXTENT PROHIBITED BY LAW, THE GUARANTOR WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS GUARANTY, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS PARAGRAPH. THE GUARANTOR CONSENTS TO THE JURISDICTION OF THE MISSISSIPPI COURTS AND CONSENTS TO SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL.



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        This guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns. Guarantor acknowledges and agrees that Landlord does not intend to assign its rights to Company Payments pursuant to the Assignment, and that upon enforcement of its rights under this guaranty by Trustee, sums due hereunder in respect of Company Payments shall not be paid to Trustee. Landlord acknowledges and agrees that notwithstanding anything to the contrary herein contained, Guarantor may assert any and all defenses of the Tenant arising under the Lease to the payment of Company Payments, and any and all rights of set-off, recoupment and counterclaim of the Tenant arising under the Lease with respect to Company Payments to Guarantor's obligations with respect to Company Payments hereunder.

        Executed this ____ day of ____________________, 1999.

                                            WILLIAMS-SONOMA, INC.


                                            By:  /s/ Jerry Owens
                                               ---------------------------------

                                            Title: VP Operation
                                                  ------------------------------

                                                                       GUARANTOR



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